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                                                                     RULE 497(e)
                                                              REG. NO. 333-05227

                                SUPPLEMENT DATED JULY 1, 1999

                               TO PROSPECTUS, DATED MAY 1, 1999

                                           FOR

                                     FUTURITY FOCUS
                                VARIABLE AND FIXED ANNUITY

                   ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

     Effective July 1, 1999, the name of the J.P. Morgan Series Trust II Equity Portfolio is changed to the J.P. Morgan Series Trust II U.S. Disciplined Equity Portfolio. All references in the Prospectus dated May 1, 1999 (the "Prospectus") and in the Statement of Additional Information dated May 1, 1999 (the "SAI") for the Futurity Focus Variable and Fixed Annuity to the "J.P. Morgan Equity Portfolio" now refer to the "J.P. Morgan U.S. Disciplined Equity Portfolio" (the "Fund").

     Additionally, you should note the following changes to the Prospectus:

     1. The "Total Annual Series Expenses" and the Total Annual Expenses" for the Fund shown in the summary of Expenses contained in Item 5 of the Prospectus Profile should now read "0.87%" and "2.12%," respectively. "EXAMPLES: Total Expenses" at the end of 10 Years should now read "$245."

     2. "Management Fees (After Reimbursement)," "Other Expenses (After Reimbursement)" and "Total Fund Annual Expenses (After Reimbursement)" for the Fund shown in the table on page 5 of the Prospectus under the heading "Underlying Fund Annual Expenses" should now read "0.35%," "0.52%" and "0.87%," respectively. Additionally, Footnote (4) to the table is hereby deleted in its entirety and replaced with the following:

     "(4) An affiliate of the adviser has agreed to reimburse the J.P. Morgan U.S. Disciplined Equity Portfolio, to the extent certain expenses exceed 0.85% of that Fund's average daily net assets through December 31, 1999; for the period from January 1, 1999 through
           June 30, 1999, the affiliate of the adviser has agreed to reimburse the Fund to the extent certain expenses exceed 0.90% of the portfolio's average daily net assets. With respect to each the J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio, an affiliate of the adviser has agreed to reimburse the Fund, to the extent certain expenses exceed the following percentages of the Fund's daily net assets during fiscal year 1999: 1.20% for the J.P. Morgan International Opportunities Portfolio, and 1.15% for the J.P. Small Company Portfolio. Absent this reimbursement, "Total Fund Annual Expenses" would have been 1.43% for the J.P. Morgan U.S. Disciplined Equity Portfolio, 3.26% for the J.P. Morgan International Opportunities Portfolio, and 3.43% for the J.P. Morgan Small Company Portfolio."

     3. The 3 Years, 5 Years and 10 Years Example expenses for the Fund shown on page 7 of the Prospectus are amended to read $66, $114 and $245, respectively.

     4. The 3 Years, 5 Years and 10 Years Example expenses for the Fund shown on page 8 of the Prospectus are amended to read $66, $114 and $245, respectively.



FUT 839